UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2013 (November 14, 2013)

GASTAR EXPLORATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32714	46-4103114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650 Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 14, 2013, Gastar Exploration Ltd., an Alberta, Canada corporation (“Gastar Ltd.”), changed its jurisdiction of incorporation to the State of Delaware (the “Delaware Migration”) and changed its name to Gastar Exploration, Inc. (“Gastar Inc.”). The Delaware Migration was effected pursuant to an arrangement under Section 191 of the Business Corporation Act (Alberta) on the terms and conditions set forth in a plan of arrangement. On August 1, 2013, the Arrangement was approved by a vote of the shareholders of Gastar Ltd. at the 2013 Annual General and Special Meeting of Shareholders. A copy of the A&R Plan of Arrangement (as defined below) is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders

In connection with the Delaware Migration, Gastar Inc. filed a Certificate of Corporate Domestication (the “Certificate of Corporate Domestication”) pursuant to which the company became domesticated as a corporation in the State of Delaware, adopted a new Certificate of Incorporation (the “Certificate of Incorporation”) and new Bylaws (the “Bylaws”). The Certificate of Corporate Domestication, Certificate of Incorporation and Bylaws are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K and are incorporated by reference herein.

As a consequence of the Delaware Migration and the adoption of the Certificate of Incorporation and Bylaws, the rights of the holders of Gastar Ltd. common shares were modified. Each common share of Gastar Ltd., which had no par value, is automatically converted into one share of common stock, par value $0.001 per share, of Gastar Inc. A description of the capital stock of Gastar Inc., after giving effect to the Delaware Migration and the adoption of the Certificate and Bylaws, and the resulting rights of the holders of shares of Gastar Exploration, Inc. common stock, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 14, 2013, Gastar Exploration Ltd. announced that it has completed the Delaware Migration. A copy of the company’s press release, dated November 14, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 7 –OTHER EVENTS

Item 8.01 Other Events

Delaware Migration

On August 2, 2013, Gastar Ltd. received an order from the Court of Queen’s Bench of Alberta (the “Court”) approving a plan of arrangement (as amended and restated, the “Arrangement”) under Section 193 of the Business Corporation Act of Alberta (the “ABCA”) pursuant to which, among other things, Gastar Ltd. would be continued as if it had been incorporated under the laws of the State of Delaware. On September 17, 2013, Gastar Ltd. received a supplemental order from the Court approving an amendment and restatement of the Plan of Arrangement to provide for a par value of $0.001 per share of Gastar Inc.’s common stock (the “A&R Plan of Arrangement”). On October 28, 2013, Gastar Ltd. received a further supplemented order from the Court permitting the outside date by which Gastar Ltd. must complete the Delaware Migration to December 31, 2013.

Pursuant to the A&R Plan of Arrangement, each issued and outstanding common share of Gastar Ltd. was converted into and exchanged for one share of common stock, par value $0.001 per share, of Gastar Inc. The Arrangement was previously approved by the shareholders of Gastar Ltd. at the 2013 Annual General and Special Meeting of Shareholders held on August 1, 2013, and was approved by the Board of Directors of Gastar Exploration Ltd. on June 13, 2013.

The Delaware Migration was completed on November 14, 2013. Following the completion of the Delaware Migration, shares of Gastar Inc. common stock will trade on the NYSE MKT LLC under the symbol “GST,” the same symbol under which the common shares of Gastar Exploration Ltd. were previously traded.

In accordance with Rule 12(g)(3) under the Exchange Act, the common shares of Gastar Inc., as the successor issuer to Gastar Ltd., are deemed to be registered under Section 12(b) of the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

2.1	Amended and Restated Plan of Arrangement.

3.1	Certificate of Corporate Domestication.

3.2	Certificate of Incorporation of Gastar Exploration, Inc.

3.3	Bylaws of Gastar Exploration, Inc.

99.1	Description of Share Capital.

99.2	Press release dated November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1	Amended and Restated Plan of Arrangement.

3.1	Certificate of Corporate Domestication.

3.2	Certificate of Incorporation of Gastar Exploration, Inc.

3.3	Bylaws of Gastar Exploration, Inc.

99.1	Description of Share Capital.

99.2	Press release dated November 14, 2013.